Accounts Receivable, Net	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Accounts Receivable, Net

5. Accounts Receivable, Net

Accounts receivable, net, primarily represent customer receivables, recorded at invoiced amount, net of a sales allowance and an allowance for doubtful accounts. An allowance for doubtful accounts is determined based on various factors, including specific identification of balances at risk for not being collected, historical experience and existing economic conditions. Receivables are written-off when all reasonable collection efforts have been exhausted and it is probable the balance will not be collected.

Accounts receivable, net consisted of the following (in thousands):

	December 31,
	2018	2017
Accounts receivable	$151,676	$119,333
Less: Allowance for doubtful accounts	(3,049)	(3,855)
Accounts receivable, net	$148,627	$115,478

Accounts receivable includes a $0.2 million and $2.0 million tenant improvement receivable from a lessor as of December 31, 2018 and 2017, respectively. The remaining balance is customer receivables. Bad debt expense was $1.9 million, $5.5 million and $2.7 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Activity in our allowance for doubtful accounts was as follows:

	December 31,
	2018	2017
Allowance for doubtful accounts - beginning	$3,855	$2,735
Charged to costs and other	1,908	5,457
Write offs	(2,714)	(4,337)
Allowance for doubtful accounts - ending	$3,049	$3,855